Execution Copy


                                    EXHIBIT B

THE SECURITIES REPRESENTED BY THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS, OR AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAW IS NOT REQUIRED.


                     --------------------------------------


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK


                     The Transferability of this Warrant is
                       Restricted as Provided in Section 1

Void after June 28, 2004

Right to Purchase Shares of Common Stock
(subject to adjustment)


No. 1


                                    PREAMBLE

     OPUS DIAGNOSTICS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, OXIS HEALTH PRODUCTS, INC. (hereinafter, the "Registered Holder"), is entitled, subject to and in accordance with the terms set forth below, to purchase from the Company at any time after December 28, 1999 and before 5:00 P.M. Oregon time, on June 28, 2004 (the "Expiration Time"), the number of shares of Common Stock, $0.01 par value (the "Shares") of the Company at the purchase price per Share (the "Purchase Price") as set forth in
Section 17 hereof. The number and character of such Shares and the Purchase Price are subject to adjustment as provided herein. This Warrant may be exercised at any time, or from time to time, prior to the Expiration Time.

     This Warrant is issued pursuant to an Asset Purchase Agreement (the "Purchase Agreement"), dated as of June 28, 1999, between the Company and the Registered Holder. The Purchase Agreement contains certain additional terms that are binding upon the Company and the Registered Holder of this Warrant. A copy of the Purchase Agreement may be obtained by any registered holder of this Warrant from the Company upon written request. Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" includes any entity which shall succeed to or assume the obligations of the Company hereunder.

     (b) The term "Other Securities" refers to any class of interests (other than Shares) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to the Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of the Shares or Other Securities pursuant to Section 5 or otherwise.

     (c) The term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     (d) The term "Share" means a Share of Company's Common Stock.

1.   RESTRICTED SHARES; TRANSFER RESTRICTIONS.

     If at the time of any transfer or exchange of this Warrant, such Warrant shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the Registered Holder or transferee of such Warrant furnish to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transfer or exchange may be made without registration under the Securities Act, or other evidence satisfactory to the Company. In the case of such transfer or exchange, and in any event upon exercise of this Warrant (unless the Shares issued thereupon are registered under the Securities Act), the Company may require a written statement that such Warrant or Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof. The certificates evidencing the Shares issued upon exercise of this Warrant shall bear a legend to the effect that the Shares evidenced by such certificates have not been registered under the Securities Act.

2.   EXERCISE OF WARRANT.

     2.1. Exercise. This Warrant is exercisable on and after December 28, 1999 with respect to all Shares issuable hereunder (less any Shares purchased upon any partial exercise hereof) and may be exercised at any time and from time to time. This Warrant may not be exercised while the Registered Holder is in material breach of the Purchase Agreement or the Services Agreement (as defined in the Purchase Agreement).

     2.2. Partial Exercise. The Registered Holder may exercise this Warrant by surrendering this Warrant with the form of Election to Purchase attached as Annex A hereto (the "Election to Purchase"), duly executed by such holder, to the Company at its principal office. The surrendered Warrant shall be accompanied by payment, by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (a) the number of Shares as shall be designated by the Registered Holder in the Election to Purchase by
(b) the Purchase Price. On any partial exercise, the Company at its expense will forthwith issue and deliver to the Registered Holder a new Warrant of like tenor, in the name of the Registered Holder, calling on the face thereof for the number of Shares (after giving effect to any adjustment herein) equal to the number of such Shares called for on the face of this Warrant minus the number of such Shares designated by the Registered Holder in the applicable Election to Purchase.

     2.3. Company Acknowledgment. The Company will, at the time of the exercise, exchange or transfer of this Warrant, upon the request of the Registered Holder, acknowledge in writing its continuing obligation to afford to such Registered Holder any rights to which such Registered Holder shall continue to be entitled after such exercise, exchange or transfer in accordance with the provisions of this Warrant, provided that if the Registered Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Registered Holder any such rights.

3.   DELIVERY OF SHARE CERTIFICATES UPON EXERCISE.

     Following the exercise of this Warrant, in full or in part, within the time periods and in the manner provided hereby, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Registered Holder hereof a certificate or certificates for the number of fully paid and nonassessable Shares to which such Registered Holder shall be entitled on such exercise.

4.   ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES.

     4.1. The Purchase Price shall be subject to adjustment from time to time as follows:

         (a) In case the Company shall at any time after the Calculation Date
(i) subdivide its outstanding shares of capital stock or (ii) combine its outstanding shares of capital stock into a smaller number of shares of capital stock, then, in such an event, the Purchase Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Purchase Price will bear the same relation to the Purchase Price in effect immediately prior to any such event as the total number of shares of capital stock outstanding immediately prior to any such event shall bear to the total number of shares of capital stock outstanding immediately after such event. An adjustment made pursuant to this Section 4.1(a) shall become effective immediately after the effective date in the case of a subdivision or combination. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein.

         (b) In case the Company shall at any time after the Calculation Date distribute to any or all holders of its Shares, Other Securities, evidences of its indebtedness or assets (excluding cash dividends and distributions) or purchase rights, options or warrants to subscribe for or purchase Other Securities, then in each such case, the Purchase Price in effect thereafter shall be determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of outstanding Shares multiplied by the current market price per Share (as determined in accordance with the provisions of subdivision (c) below) on the record date mentioned below, less the fair market value as determined by the directors of the Company (which determination must be acceptable to the Registered Holder) of the Other Securities, assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of outstanding Shares multiplied by such current market price per Share. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of holders of Shares entitled to receive such distribution.

         (c) For the purpose of any computation under subdivision (b) above, the current market price per Share shall be deemed to be, if Shares are publicly traded, the average closing bid and asked prices for the then five (5) immediately preceding trading days, or if the Shares are not publicly traded, then the average fair market value shall be as determined by the directors of the Company (which determination must be reasonably acceptable to the Registered Holder).

         (d) No adjustment of the Purchase Price shall be made if the amount of such adjustment shall be less than $.01 per Share but, in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than $.01 per Share. In case the Company shall at any time subdivide or combine the outstanding Shares, said amount of $.01 per Share (as theretofore increased or decreased, if the same amount shall have been adjusted in accordance with the provisions of this subparagraph) shall forthwith be proportionately increased in the case of a combination or decreased in the case of such a subdivision so as to appropriately reflect the same.

     4.2. Upon each adjustment of the Purchase Price pursuant to subdivisions
(a) or (b) (in the case of an issuance of Other Securities) of Section 4.1, the number of Shares purchasable upon exercise of this Warrant shall be adjusted to the number of Shares, calculated to the nearest one hundredth of a Share, obtained by multiplying the number of Shares purchasable immediately prior to such adjustment upon the exercise of this Warrant by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the new Purchase Price.

     4.3. At any time after the Calculation Date, in the event of any capital reorganization of the Company, or of any reclassification of the Shares, this Warrant shall be exercisable after such capital reorganization or reclassification upon the terms and conditions specified in this Warrant, for the number of shares of Common Stock or Other Securities which the Shares issuable (at the time of such capital reorganization or reclassification) upon exercise of this Warrant would have been entitled to receive upon such capital reorganization or reclassification if such exercise had taken place immediately prior to such action. The subdivision or combination of Shares at any time outstanding into a greater or lesser number of Shares shall not be deemed to be a reclassification of the Shares for the purposes of this Section 4.3.

     4.4. Whenever the Purchase Price is adjusted as herein provided, the Company shall compute the adjusted Purchase Price in accordance with Section 4.1 and the number of Shares in accordance with Section 4.2 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Purchase Price, and showing in reasonable detail the method of such adjustment and the fact requiring the adjustment and upon which such calculation is based, and such certificate shall forthwith be forwarded to the Registered Holder.

     4.5. The form of this Warrant need not be changed because of any change in the Purchase Price or number of Shares pursuant to this Section 4.

5.   ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

     5.1. In case at any time or from time to time after the date of issuance of this Warrant and after the Calculation Date, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company within one (1) year from the date of such transfer (any such transaction being hereinafter sometimes referred to as a "Reorganization"), then, in each such case, the Registered Holder of this Warrant, upon the exercise hereof as provided in Section 2 at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Shares issuable on such exercise prior to such consummation or such Effective Date, the stock and other securities and property (including cash) to which such Registered Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Registered Holder had so exercised this Warrant, immediately prior thereto. The Company shall not effect a transaction of the type described in clause (a), (b) or (c) above unless upon or prior to the consummation thereof, the Company's successor entity, or if the Company shall be the surviving company in any such Reorganization but is not the issuer of the shares of stock, securities or other property to be delivered to the holders of the Company's outstanding Shares at the effective time thereof, then such issuer, shall assume in writing the obligation hereunder to deliver to the Registered Holder of this Warrant such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the provisions hereof.

     5.2. Except as otherwise expressly provided in Section 5.1, upon any Reorganization referred to in this Section 5, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such Reorganization, and shall be binding upon the issuer of any such shares of stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

6.   NO DILUTION OR IMPAIRMENT.

     The Company will not, by amendment of its Certificate of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holders hereof, as specified herein.

7.   NOTICE OF RECORD DATE.

     In case of:

     (a) any taking by the Company of a record of the holders of any class of its securities for the purpose of determining the holders thereof who are entitled to purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

     (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or

     (c) any events which shall have occurred resulting in the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then and in each such event the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying (i) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, right to purchase or acquire, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or Other Securities) shall be entitled to exchange their Shares (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up, and
(ii) the amount and character of any shares of stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at the same time as notice is sent to the Company's stockholder, but in no event less than ten (10) business days prior to the date on which any such action is to be taken.

8.   EXCHANGE OF WARRANTS.

     On surrender or exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (on payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Shares called for on the face or faces of the Warrant so surrendered.

9.   REPLACEMENT OF WARRANTS.

     On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

10.  WARRANT AGENT.

     The Company may, by written notice to each holder of this Warrant, appoint an agent for the purpose of issuing Shares on the exercise of this Warrant pursuant to Section 2, exchanging this Warrant pursuant to Section 8, and replacing this Warrant pursuant to Section 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

11.  NEGOTIABILITY, ETC.

     This Warrant is issued upon the following terms, to all of which each Registered Holder or owner hereof by the taking hereof consents and agrees:

     (a) this Warrant may be transferred by endorsement (by the Registered Holder hereof executing the form of assignment attached as Annex B hereto) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

     (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

     (c) until this Warrant is transferred on the books of the Company, the Company may treat the Registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

12.  WAIVER, AMENDMENT.

     Neither this Warrant nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

13.  APPLICABLE LAW; VENUE.

     This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State. Any dispute arising out of or relating to this Warrant or any transactions contemplated hereby shall be resolved pursuant to the terms of Section 12.5 of the Purchase Agreement.

14.  ATTORNEYS' FEES.

     If any party brings any suit, action, counterclaim, or arbitration proceeding to enforce the provisions of this Warrant (including, without limitation, enforcement of any award or judgment obtained with respect to this Warrant), the prevailing party shall be entitled to recover a reasonable allowance for attorneys' fees and litigation expenses in addition to arbitration or court costs. "Prevailing party" shall mean herein to include a party who agrees to dismiss an action or proceeding upon the other's payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it.

15.  SECTION AND OTHER HEADINGS.

     The section and other headings contained in this Warrant are for reference purposes only and shall not affect the meaning or interpretation of this Warrant.

16.  NOTICES.

     All notices and other communications provided for herein shall be in writing and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of actual receipt) or one business day following deposit of such notice with a recognized courier service, with postage prepaid and addressed, if to the Registered Holder of this Warrant, to OXIS HEALTH PRODUCTS, INC., 6040 N. Cutter Circle, Suite 317, Portland, OR 97217, Attn: President, or such other address as may have been furnished to the Company in writing by such Registered Holder or, until any such Registered Holder furnishes to the Company an address, then to, and at the address of, the last Registered Holder of this Warrant who has so furnished an address to the Company, and if to the Company, to OPUS DIAGNOSTICS, INC., One Parker Plaza, Fort Lee, New Jersey 07024, Attn:
President.

17.  ESTABLISHING THE PURCHASE PRICE AND NUMBER OF SHARES

     The number of Shares purchasable hereunder shall be 2,000 Shares (representing 10% of the issued and outstanding Common Stock of the Company), subject to adjustment pursuant to the terms hereof. The Purchase Price (or "exercise price") shall be calculated six (6) months after issuance of this Warrant (the "Calculation Date") as follows:

     (i) If the Company's Common Stock is not publicly traded on the Calculation Date, the exercise price shall be equal to the per share purchase price on a placement (the "Placement") of the Company's Common Stock (or the conversion price on the sale of other securities of the Company convertible into Common Stock) where the placement proceeds first aggregate (aggregating all proceeds from the date hereof) $250,000.

     (ii) In the event that the Company closes an initial public offering (an "IPO") of its equity securities at any time prior to the Calculation Date, the exercise price shall be equal to 80% of the per share offering price in the IPO.

     (iii) If as of the Calculation Date the Company has not consummated a Placement or IPO, the exercise price shall equal the price per share paid by George Aaron and Jonathan Joels for the shares of Common Stock of the Company which they purchased nearest to the Calculation Date.

     (iv) In the event that prior to the Calculation Date the Company is acquired (whether by merger, consolidation, stock purchase, asset purchase or other acquisition transaction) (an "Acquisition Transaction"), by another corporation, in a cash transaction, the exercise price shall be equal to 80% of the per share cash acquisition price received by the Company stockholders and the Warrant shall become exercisable at least five (5) business days prior to the closing date of the Acquisition Transaction.

     (v) In the event that prior to the Calculation Date the Company is acquired in an Acquisition Transaction by another corporation for securities which are publicly traded, the Warrant shall become the obligation of the acquiring corporation exercisable for securities of the acquiring corporation based upon the exchange ratio received by the Company stockholders for their shares of Company Common Stock and the exercise price shall be equal to 80% of the average bid and asked prices or the closing price per share of the acquiring corporation's common stock on the securities market (national securities market, Nasdaq, DTC Bulletin Board or "pink sheets") on which such common stock is so listed or traded for the five (5) trading days immediately preceding the Calculation Date. In the event that prior to the Calculation Date the Company is acquired in an Acquisition Transaction by another corporation for securities which are not publicly traded, the Warrant shall become the obligation of the acquiring corporation exercisable for securities of the acquiring corporation based upon the exchange ratio received by the Company stockholders for their shares of Company Common Stock and the exercise price shall be equal to the fair market value of the shares of the acquiring corporation which shall equal the price per share paid by a third party investor in the most recent financing transaction of such acquiring corporation within the last six months and if no such financing transaction took place, then the exercise price shall be agreed to by the acquiring corporation and Registered Holder.

18.  EXPIRATION.

     The right to exercise this Warrant shall expire at the Expiration Time.

     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of June 28, 1999.





                                                     By: _______________________
                                                         Name:
                                                         Title:


Attest:



By: _______________________
    Name:
    Title:

                                                                         Annex A

                          FORM OF ELECTION TO PURCHASE


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase ____________ Shares and herewith tenders in payment for such securities a certified or official bank check payable to the order of __________________________, in the amount of U.S. $____________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of
___________________, whose address is ______________ ____________________ and that such Certificate be delivered to ___________________, whose address is
_________________________.

Dated:

                                                 Name:__________________________

                                                 Signature:_____________________

(Signature must conform in all respects to the name of the Registered Holder, as specified on the face of the Warrant.)


                                        ------------------------------------
                                        (Insert Social Security or Other
                                        Tax Identification Number of Holder)

                                                                         Annex B

                               FORM OF ASSIGNMENT


     (To be executed by the Registered Holder if such Holder desires to transfer the Warrant.)

         FOR VALUE RECEIVED, ________________

         hereby sells, assigns and transfers unto

         -----------------------------------
(Please print name and address of transferee)

     this Warrant, together with all right, title and interest therein, and does so hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the within Warrant on the books of the within-named Company, with full power of substitution.

         Dated:


                  Name:_______________________

                  Signature:__________________

                  (Signature must conform in all respects to the name of the Registered Holder, as specified on the Warrant.)

                  --------------------------------

                  (Insert Social Security or Other Tax Identification Number of Assignee).